EXHIBIT 99.2

             SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS



The following unaudited pro forma financial statements are based on the historical financial statements of Cognitronics Corporation and ThinkEngine Networks, Inc. and have been prepared on a pro forma basis to give effect to the acquisition under the purchase method of accounting, as if the transaction occurred at the beginning of the period. The pro forma information was prepared based upon certain assumptions described in the notes to the pro forma financial statements and may not be indicative of results that would have occurred had the acquisition occurred at the beginning of the period or results which may occur in the future.



             COGNITRONICS CORPORATION AND SUBSIDIARIES PRO FORMA
                     CONDENSED CONSOLIDATED BALANCE SHEET
                              December 31, 2003
                            (dollars in thousands)


                                       Cognitronics    ThinkEngine     Pro Forma   Pro Forma
                                       Corporation    Networks, Inc.  Adjustments
ASSETS
CURRENT ASSETS
  Cash                                  $ 2,220         $ 3,225       $(1,250)     $ 4,195
  Marketable securities                   5,956                                      5,956
  Accounts receivable, net                  481              73                        554
  Inventories                             2,121             460                      2,581
  Other current assets                    2,172              77                      2,249
  Assets - discontinued
    subsidiary held for sale              2,857                                      2,857
                                        -------         -------       -------      -------
      TOTAL CURRENT ASSETS               15,807           3,835        (1,250)      18,392

LOANS TO OFFICERS                         1,931                                      1,931
PROPERTY, PLANT AND EQUIPMENT, NET        1,011             379                      1,390
OTHER ASSETS                                149               1                        150
                                        -------         -------       -------      -------
                                        $18,898         $ 4,215       $(1,250)     $21,863
                                        =======         =======       =======      =======
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                      $   225        $    79                        $304
  Accrued compensation                      658            146                         804
  Deferred revenue                                          83                          83
  Other accrued expenses                    341            182            (14)         509
  Current portion of term loan                           2,702         (2,402)         300
  Liabilities - discontinued
    subsidiary held for sale              1,337                                      1,337
                                        -------        -------         ------      -------
    TOTAL CURRENT LIABILITIES             2,561          3,192         (2,416)       3,337
                                        =======        =======         ======      =======

OTHER NON-CURRENT LIABILITIES             1,069                                      1,069
STOCKHOLDERS' EQUITY
  Preferred Stock                                          106           (106)
  Common Stock, par value $.20            1,173             20            210        1,403
  Additional paid-in capital             12,794         26,150        (23,253)      15,691
  Retained earnings                       3,419        (25,247)        24,309        2,481
  Accumulated other comprehensive loss      (98)                                       (98)
  Unamortized compensation                 (509)                                      (509)
    Less cost of 190,431 common
      shares held in treasury            (1,511)            (6)             6       (1,511)
                                        -------         ------        -------      -------
       TOTAL STOCKHOLDERS' EQUITY        15,268          1,023          1,166       17,457
                                        -------        -------        -------      -------
                                        $18,898        $ 4,215        $(1,250)     $21,863
                                        =======        =======        =======      =======

  See Notes to Unaudited Pro Forma Financial Statements

             COGNITRONICS CORPORATION AND SUBSIDIARIES PRO FORMA
                     CONDENSED CONSOLIDATED BALANCE SHEET
                              December 31, 2004
                            (dollars in thousands)

                                       Cognitronics    ThinkEngine     Pro Forma   Pro Forma
                                       Corporation    Networks, Inc.  Adjustments
ASSETS
CURRENT ASSETS
  Cash                                   $ 2,222         $ 1,894      $(1,250)      $ 2,866
  Marketable securities                    5,847                                      5,847
  Accounts receivable, net                 3,737             146                      3,883
  Inventories                              1,595             619                      2,214
  Other current assets                       148              70                        218
  Assets - discontinued
    subsidiary held for sale               2,486                                      2,486
                                          ------         -------      --------      -------
      TOTAL CURRENT ASSETS                16,035           2,729       (1,250)       17,514
LOANS TO OFFICERS                          1,968                                      1,968
PROPERTY, PLANT AND EQUIPMENT, NET           806             280                      1,086
OTHER ASSETS                                 147               1                        148
                                         -------          ------      -------       -------
                                         $18,956          $3,010      $(1,250)       20,716
                                         =======          ======      =======       =======
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES,
  Accounts payable                           86             363                         449
  Accrued compensation                      842             119                         961
  Deferred revenue                          416             136                         552
  Other accrued expenses                    671             618          (326)          963
  Current portion of term loan                            5,619        (5,319)          300
  Liabilities - discontinued
    subsidiary held for sale                888                                         888
                                        -------         -------        ------       -------
    TOTAL CURRENT LIABILITIES             2,903           6,855        (5,645)        4,113

OTHER NON-CURRENT LIABILITIES             1,038                                       1,038
STOCKHOLDERS' EQUITY
  Preferred Stock                                           106          (106)
  Common Stock, par value $.20            1,173              20           210         1,403
  Additional paid-in capital             12,586          26,732       (23,835)       15,483
  Retained earnings                       2,865         (30,697)       28,120           288
  Accumulated other comprehensive loss     (225)                                       (225)
  Unamortized compensation                 (303)                                       (303)
    Less cost of 190,431 common
      shares held in treasury            (1,081)            (6)             6        (1,081)
                                        -------        -------        -------       -------
      TOTAL STOCKHOLDERS' EQUITY         15,015         (3,845)         4,395        15,565
                                        -------        -------        -------       -------
                                        $18,956        $ 3,010        $(1,250)      $20,716
                                        =======        =======        =======       =======

See Notes to Unaudited Pro Forma Financial Statements.




             COGNITRONICS CORPORATION AND SUBSIDIARIES PRO FORMA
                     CONDENSED CONSOLIDATED BALANCE SHEET
                              September 30, 2005
                            (dollars in thousands)

                                      Cognitronics    ThinkEngine     Pro Forma   Pro Forma
                                       Corporation    Networks, Inc.  Adjustments
ASSETS
CURRENT ASSETS
  Cash                                   $ 2,867         $   804      $(1,250)     $ 2,421
  Marketable securities                    7,305                                     7,305
  Accounts receivable, net                   957             230                     1,187
  Inventories                              1,662             768                     2,430
  Other current assets                       137              73                       210
  Assets - discontinued
    subsidiary held for sale               1,983                                     1,983
                                         -------         ------       -------      -------
      TOTAL CURRENT ASSETS                14,911          1,875        (1,250)      15,536

LOANS TO OFFICERS                          2,013                                     2,013
PROPERTY, PLANT AND EQUIPMENT, NET           618            164                        782
OTHER ASSETS                                  89              2                         91
                                         -------        -------      -------       -------
                                         $17,631        $ 2,041      $(1,250)      $18,422
                                         =======        =======      =======       =======
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                       $   123       $   142                     $   265
  Accrued compensation                       728           112                         840
  Deferred revenue                         2,390           343                       2,733
  Other accrued expenses                     746         1,056      $  (713)         1,089
  Current portion of term loan                           7,502       (7,202)           300
  Liabilities - discontinued
    subsidiary held for sale               1,620                                     1,620
                                         -------       -------      -------        -------
    TOTAL CURRENT LIABILITIES              5,607         9,155       (7,915)         6,847

OTHER NON-CURRENT LIABILITIES                819                                       819
STOCKHOLDERS' EQUITY
  Preferred Stock                                          106         (106)
  Common Stock, par value $.20             1,173            20          210          1,403
  Additional paid-in capital              12,610        26,732      (23,835)        15,507
  Retained earnings                       (1,235)      (33,966)      30,390         (4,811)
  Accumulated other comprehensive loss      (253)                                     (253)
  Unamortized compensation                  (187)                                     (187)
    Less cost of 190,431 common
      shares held in treasury               (903)          (6)            6           (903)
                                         -------      -------       -------        -------
       TOTAL STOCKHOLDERS' EQUITY         11,205       (7,114)        6,665         10,756
                                         -------      -------       -------        -------
                                         $17,631      $ 2,041       $(1,250)       $18,422
                                         =======      =======       =======        =======

See Notes to Unaudited Pro Forma Financial Statements.

             COGNITRONICS CORPORATION AND SUBSIDIARIES PRO FORMA
              CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND
                   COMPREHENSIVE INCOME (LOSS) (UNAUDITED)
                              December 31, 2003
                            (dollars in thousands)



                                      Cognitronics    ThinkEngine     Pro Forma   Pro Forma
                                       Corporation    Networks, Inc.  Adjustments
REVENUES:
  Sales                                  $ 4,879         $    76                     $4,955
  Service                                    217                                        217
                                         -------         -------                     ------
                                           5,096              76                      5,172

COST AND EXPENSES:
  Cost of products sold and services       3,591              25                      3,616
  Research and development                 2,619           1,437                      4,056
  Selling, general and administrative      3,314           2,351           (15)       5,650
  Other (income), net                     (1,009)            122           (46)        (933)
                                         -------          ------          ----      -------
                                           8,515           3,935           (61)      12,389
                                         -------         -------          ----      -------
LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAX                       (3,419)         (3,860)           61       (7,218)

PROVISION FOR INCOME TAX                      63                                         63
                                         -------         -------          ----      -------
LOSS FROM CONTINUING OPERATIONS           (3,482)         (3,860)           61       (7,281)
LOSS FROM DISCONTINUED OPERATIONS            (68)                                       (68)
                                         -------         -------          ----      -------
NET LOSS                                  (3,550)         (3,860)           61       (7,349)
CURRENCY TRANSLATION ADJUSTMENT              200                                        200
                                         -------         -------          ----      -------
COMPREHENSIVE LOSS                       $(3,350)        $(3,860)         $ 61      $(7,149)
                                         =======         =======          ====      =======

LOSS PER BASIC AND DILUTED SHARE:
  Continuing operations                    $(.62)                                    $(1.08)
                                           =====                                     ======
  Discontinued operations                  $(.01)                                    $( .01)
                                           =====                                     ======
  Net loss                                 $(.63)                                    $(1.09)
                                           =====                                     ======

BASIC AND DILUTED SHARES               5,614,825                     1,149,705    6,764,530
                                       =========                     =========    =========

See Notes to Unaudited Pro Forma Financial Statements



             COGNITRONICS CORPORATION AND SUBSIDIARIES PRO FORMA
              CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND
                   COMPREHENSIVE INCOME (LOSS) (UNAUDITED)
                              December 31, 2004
                            (dollars in thousands)



                                       Cognitronics    ThinkEngine     Pro Forma   Pro Forma
                                       Corporation    Networks, Inc.  Adjustments
                                                                    C>           C>
REVENUES:
  Sales                                   $8,006         $   593                    $8,599
  Service                                    693              56                       749
                                          ------         -------       ------      -------
                                           8,699             649                     9,348

COST AND EXPENSES:
  Cost of products sold and services       3,590             218                     3,808
  Research and development                 2,438           2,170                     4,608
  Selling, general and administrative      3,097           2,514          (29)       5,582
  Other (income), net                       (140)          1,197       (1,054)           3
                                          ------         -------       ------      -------
                                           8,985           6,099       (1,083)      14,001
                                          ------         -------       ------      -------
LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAX                         (286)         (5,450)       1,083       (4,653)
PROVISION FOR INCOME TAX                      55                                        55
                                          ------         -------       ------      -------
LOSS FROM CONTINUING OPERATIONS             (341)         (5,450)       1,083       (4,708)
LOSS FROM DISCONTINUED OPERATIONS           (213)                                     (213)
                                          ------         -------       ------      -------
NET LOSS                                    (554)         (5,450)       1,083       (4,921)
CURRENCY TRANSLATION AND MINIMUM
  PENSION LIABILITY ADJUSTMENT              (127)                                     (127)
                                          ------         -------       ------      -------

COMPREHENSIVE LOSS                        $ (681)        $(5,450)      $1,083      $(5,048)
                                          ======         =======       ======      =======

LOSS PER BASIC AND DILUTED SHARE:
  Continuing operations                    $(.06)                                    $(.68)
                                           =====                                     =====
  Discontinued operations                  $(.04)                                    $(.03)
                                           =====                                     =====
  Net loss                                 $(.10)                                    $(.71)
                                           =====                                     =====

BASIC AND DILUTED SHARES               5,780,603                    1,149,705    6,903,308
                                       =========                    =========    =========



See Notes to Unaudited Pro Forma Financial Statements

             COGNITRONICS CORPORATION AND SUBSIDIARIES PRO FORMA
              CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND
                   COMPREHENSIVE INCOME (LOSS) (UNAUDITED)
                              September 30, 2005
                            (dollars in thousands)



                                       Cognitronics    ThinkEngine     Pro Forma   Pro Forma
                                       Corporation    Networks, Inc.  Adjustments

REVENUES:
  Sales                                   $ 2,929        $   892                   $ 3,821
  Service                                     832            123                       955
                                          -------        -------          ----     -------
                                            3,761          1,015                     4,776

COST AND EXPENSES:
  Cost of products sold and services        1,969            252                     2,221
  Research and development                  2,269          1,634                     3,903
  Selling, general and administrative       2,510          1,634           (41)      4,103
  Other (income), net                        (228)           764          (730)       (194)
                                          -------        -------          ----     -------
                                            6,520          4,284          (771)     10,033
                                          -------        -------          ----     -------
LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAX                        (2,759)        (3,269)          771      (5,257)
PROVISION FOR INCOME TAX                       45                                       45
                                          -------        -------          ----     -------
LOSS FROM CONTINUING OPERATIONS            (2,804)        (3,269)          771      (5,302)
LOSS FROM DISCONTINUED OPERATIONS            (977)                                    (977)
IMPAIRMENT LOSS - DISCONTINUED
  OPERATION HELD FOR SALE                    (319)                                    (319)
                                          -------        -------          ----     -------
NET LOSS                                   (4,100)        (3,269)          771      (6,598)
CURRENCY TRANSLATION AND MINIMUM
  PENSION LIABILITY ADJUSTMENT               ( 28)                                    ( 28)
                                          -------        -------          ----     -------
COMPREHENSIVE LOSS                        $(4,128)       $(3,269)         $771     $(6,626)
                                          =======        =======          ====     =======
LOSS PER BASIC AND DILUTED SHARE:
  Continuing operations                     $(.50)                                   $(.78)
                                            =====                                    =====
  Discontinued operations                   $(.17)                                   $(.14)
                                            =====                                    =====
  Impairment loss                           $(.06)                                   $(.05)
                                            =====                                    =====
  Net loss                                  $(.72)                                   $(.97)
                                            =====                                    =====
BASIC AND DILUTED SHARES                5,657,993                    1,149,705   6,807,698
                                        =========                    =========   =========


See Notes to Unaudited Pro Forma Financial Statements

                           COGNITRONICS CORPORATION
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS



On October 28, 2005, the Company announced that it entered into an agreement to acquire ThinkEngine Networks, Inc., a Delaware corporation
("ThinkEngine") pursuant to an Agreement and Plan of Merger. On November 18, 2005, the Company completed its acquisition of ThinkEngine from ThinkEngine's Principal Securityholders. ThinkEngine is a provider of TDM and IP capable conferencing bridges and media servers to the telecommunications industry.

The Company paid ThinkEngine's Principal Securityholders 1,149,705 shares of the Company's common stock, par value $0.20 per share, $1,250,000 in cash and a note in the principal amount of $300,000.

The acquisition was accounted for using the purchase method of accounting. The Pro Forma Financial Statements are unaudited and presented for information purposes only and may not reflect the Company's future results of operations and financial position or what the results of operations and financial position would have been had such transactions occurred as of the dates indicated.

Basis of Presentation of Pro Forma Financial Statements

The unaudited pro forma combined financial statements include a pro forma combined balance sheet as of and December 31, 2003 and 2004 and September 30, 2005 and pro forma combined statements of operations as of December 31, 2003 and 2004 and September 30, 2005 based on the latest historical unaudited and audited financial statements of the Company and ThinkEngine. Overall, adjustments were made in the pro forma financial statements to record the acquisition, and to reflect known changes being made in the operations of the business.

The weighted average shares outstanding for the Company have been adjusted for the purposes of the pro forma financial statements to reflect the total shares issued in connection with the acquisition.